                                    Supplement to Prospectus Dated May 1, 2002
                                          Supplement dated June 28, 2002

This  Supplement  should be retained with the current  Prospectus  for your  variable  annuity  contract  issued by
American  Skandia  Life  Assurance  Corporation  ("American  Skandia").  If you do not have a  current  prospectus, please contact American Skandia at 1-800-SKANDIA.

A.                                                  SUB-ACCOUNT CLOSING

AST Goldman Sachs Small-Cap Value Portfolio/Sub-account

Effective  close of business  June 28, 2002,  the AST Goldman Sachs  Small-Cap  Value  portfolio  will no longer be offered  as a  Sub-account  under the  Annuity,  except as noted  below.  Existing  contracts  with  Account  Value allocated  to the AST  Goldman  Sachs  Small-Cap  Value  Sub-account  on or before  June 28,  2002 may  continue to allocate  Account Value and make transfers into the AST Goldman Sachs  Small-Cap Value  Sub-account,  including any bank drafting,  dollar cost averaging,  asset allocation and rebalancing programs.  Contracts issued after June 28,
2002 will not be allowed to allocate Account Value to the AST Goldman Sachs Small-Cap Value  Sub-account  unless we receive all required  information  and included  instructions  to allocate  Account  Value to the AST Goldman Sachs
Small-Cap Value Sub-account on or before June 28, 2002.

The AST Goldman  Sachs  Small-Cap  Value  Sub-account  may be offered to new  contract  Owners at some future date;
however, at the present time, American Skandia has no intention to do so.

B.                                           PORTFOLIO/SUB-ACCOUNT NAME CHANGE

AST INVESCO Equity Income Portfolio/Sub-account

Effective  July 1, 2002,  the AST INVESCO  Equity  Income  portfolio  will  change its name to AST INVESCO  Capital
Income.  All  references in the  Prospectus to AST INVESCO  Equity Income are deleted and replaced with AST INVESCO
Capital Income.

                                               C. INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

The investment objective and/or policy of certain Sub-accounts has changed as follows:

AST MFS Global Equity: The investment objective/policy is deleted and replaced with the following:
                                                          --------------------
"seeks  capital  growth.  Under normal  circumstances  the  Portfolio  invests at least 80% of its assets in equity securities of U.S. and foreign  issuers  (including  issuers in  developing  countries).  The  Portfolio  generally seeks to purchase  securities of companies with relatively large market  capitalizations  relative to the market in which they are traded."

AST Goldman Sachs Small-Cap Value: The following is added to the investment objective/policy:
                                                    -----
"Effective July 31, 2002, the Portfolio will have a non-fundamental  policy to invest, under normal  circumstances, at least  80% of the  value of its  assets  in  small  capitalization  companies.  The 80%  investment  requirement applies at the time the Portfolio invests its assets."

AST Gabelli Small-Cap Value: The following is added to the investment objective/policy:
                                              -----
"Effective July 31, 2002, the Portfolio will have a non-fundamental  policy to invest, under normal  circumstances, at least 80% of the value of its assets in small capitalization companies."

AST Cohen & Steers  Realty:  The  sentence  "The  Portfolio  pursues its  investment  objective  by  seeking,  with approximately equal emphasis, capital growth and current income." is deleted and replaced with the following:
                                                                     --------------------
"The Portfolio pursues its investment objective by investing,  under normal circumstances,  at least 80% of its net assets in securities of real estate related issuers."

AST Sanford  Bernstein  Managed Index 500: The sentence  "seeks to  outperform  the Standard & Poor's 500 Composite
Stock Price Index (the  "S&P500(R)")  through  stock  selection  resulting in different  weightings  of common stocks relative to the index." is deleted and replaced with the following:
                           --------------------
"will invest, under normal  circumstances,  at least 80% of its net assets in securities included in the Standard &
Poor's 500  Composite  Stock Price Index (the "S&P 500(R)").  The Portfolio  seeks to outperform  the S&P 500 through stock selection resulting in different weightings of common stocks relative to the index."

AST Lord Abbett  Bond-Debenture:  The sentences "The Portfolio pursues its objective by normally  investing in high yield and investment grade debt securities,  securities  convertible into common stock and preferred stocks.  Under normal  circumstances,  the  Portfolio  invests  at least 65% of its total  assets in fixed  income  securities  of various types." are deleted and replaced with the following:
                    --------------------
"To pursue its objective,  the Portfolio will invest, under normal circumstances,  at least 80% of the value of its assets in fixed  income  securities  and  normally  invests  primarily  in high  yield and  investment  grade  debt securities, securities convertible in common stock and preferred stocks."

Montgomery Variable Series - Emerging Markets: The following is added to the investment objective/policy:
                                                                -----
"Effective  July 31, 2002,  the Portfolio  will seek  long-term  capital  appreciation  under normal  conditions by investing  at least 80% of its total  assets in stocks of  companies  of any size based in the  world's  developing economies."

WFVT Equity Value: The investment objective/policy is deleted and replaced with the following:
                                                      --------------------
"seeks long-term  capital  appreciation and above-average  dividend income.  The Portfolio pursues its objective by investing  primarily in equity  securities of U.S.  companies with strong return  potential based on current market valuations.  Under normal  circumstances,  the Portfolio invests at least 80% of its assets in equity securities of companies with market  capitalizations  of $3 billion or more.  The Portfolio may also invest in  convertible  debt securities with the same  characteristics  as common stocks, and in preferred stocks,  warrants,  and securities of foreign companies through ADRs and similar investments."

Evergreen VA Special Equity: The investment objective/policy is deleted and replaced with the following:
                                                                --------------------
seeks  capital  growth.  The Portfolio  normally  invests at least 80% of its assets in common stocks of small U.S.
companies (i.e.,  companies whose market  capitalizations  fall within the range of the Russell 2000(R)Index, at the time of purchase).  The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various cash  equivalents.  The  Portfolio's  advisor  selects stocks of companies which it believes have the potential for accelerated growth in earnings and price.

ASAP/ ASAP2 / ASXT/ASL/ ASPro/ CH2/                                                                         92001A0702 / 92001K0702
ASImpact - SUPP. (06/28/2002)                                 1                          ASAPII / ASXT / ASL / EDB / CHOICE / AXIOM